IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

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In re:	:	Chapter 11
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VION PHARMACEUTICALS, INC.,	:	Case No. 09-14429 (CSS)
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Debtor.[1]	:	Re: Docket No. 30
:
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ORDER GRANTING DEBTOR AND DEBTOR-IN-POSSESSION’S MOTION FOR
ORDER AUTHORIZING PAYMENT OF CHAPTER 11 PLAN/SALE-RELATED
PERFORMANCE PAY TO SENIOR MANAGEMENT PURSUANT TO
SECTIONS 105(a) AND 363 OF THE BANKRUPTCY CODE
          Upon the Debtor’s Motion (the “Motion”) for Order Authorizing Payment of (i) Retention Pay to Certain Employees (the “Key Employee Retention Plan”) and (ii) Chapter 11 Plan/Sale-Related Performance Pay to Senior Management (the “Management Performance Plan”) Pursuant to Sections 105(a) and 363 of the Bankruptcy Code; and the Court having been advised by counsel for the above-referenced Debtor that the Debtor and the Official Committee of Unsecured Creditors, by its counsel (the “Committee”), had entered into negotiations with the Debtor to resolve issues raised by the Committee with respect to the Management Incentive Plan and with respect to the filing of a plan and disclosure statement by the Debtor, and the Committee and the Debtor having reached an agreement for the implementation of the Management Performance Plan as set forth herein; and the Court finding that (i) it has jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C. §§ 157 and 1334;2 (ii) this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); (iii) the relief requested in the

[1]	The Debtor in this case, along with the last four digits of the federal tax identification number for the Debtor, is Vion Pharmaceuticals, Inc. (1221). The Debtor’s corporate offices are located at 4 Science Park, New Haven, Connecticut 06511.

[2]	Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Motion.

Motion is in the best interests of the Debtor, its estate, and its creditors; (iv) adequate notice of the Motion and the hearing thereon has been given and no other or further notice is necessary; and (v) upon the record herein, after due deliberation thereon, good and sufficient cause exists for the granting of the relief as set forth herein, the Motion is hereby GRANTED, solely as provided herein; it is therefor:
          ORDERED, that the Management Performance Plan is approved as set forth herein and the Debtor is directed to fund and pay the Management Performance Plan payments as set forth herein; and it is further
          ORDERED, that the Debtor will deliver on the Effective Date to the Liquidating Trust to be established under the Debtor’s plan, all cash except for $375,000, if earned, which will serve as a base payment under the Management Incentive Plan (the “Base MIP Cash”) and any Additional MIP Cash (as defined below) in the possession of the estate which will consist of (i) all professional fees and expenses that have been incurred but have not been paid for the period from the Petition Date through March 31, 2010 (excluding any unpaid 20% holdbacks) (the “Professional Fee Reserve”); (ii) a $50,0003 reserve for administrative expenses due and payable during the wind-down of Debtor’s operations but not yet paid or that become due and payable after March 31, 2010 through the Effective Date (the “Wind-Down Expense Reserve”); and (iii) all other remaining cash (the “Remaining Cash” and, with the Professional Fee Reserve and the Wind-Down Expense Reserve, the “Trust Cash”)). For purposes of calculating the Remaining Cash and entitlement to the MIP Cash, the Debtors shall allocate the actual Committee fees and expenses paid plus or minus whatever amount is necessary to equal $360,000 to the Professional Fee Reserve; and it is further

[3]	This $50,000 amount only relates to valid, anticipated wind-down expenses. The Debtor makes no representation that this amount is inclusive of the entire universe of potential administrative expense claims and priority claims that may be filed or prosecuted.

          ORDERED, that the compensation under the Management Incentive Plan shall be calculated by the total amount of Remaining Cash. If the Remaining Cash equals $11,000,000, then the Officers shall be entitled to be paid on the Effective Date by the Debtor, and the Debtor is directed to make such payment on the Effective Date, the Base MIP Cash as may be adjusted pursuant to this Ordered paragraph. To the extent that the Remaining Cash is less than $11,000,000, the Base MIP Cash shall be reduced dollar for dollar for every dollar the Remaining Cash is less than $11,000,000. To the extent the Remaining Cash exceeds $11,000,000, then the Officers will share on a pro rata basis in $0.50 of every dollar by which the Remaining Cash exceeds $11,000,000, up to a maximum of $100,000 for a total MIP Cash of $475,000, (the “Additional MIP Cash” and together with the Base MIP Cash, the “MIP Cash”) shall be paid the Officers by the Debtor on the Effective Date; and it is further
          ORDERED, that the cash held by the Debtor for the 20% holdbacks for professional fees incurred through March 31, 2010, as well as fees and expenses incurred for April 2010 shall be the responsibility of the Liquidating Trust to satisfy pursuant to the Plan and shall not be not be included in any of the above calculations; and it is further
          ORDERED, the Debtor shall file and serve a certification of compliance with the terms hereof with the Court (with copies to the counsel for the Official Committee of Unsecured Creditors and the Office of the United States Trustee) which shall also contain a statement of the Debtor’s actual cash position, substantially in the form attached hereto as Exhibit 1, certified by all recipients of the MIP Cash, on the Effective Date prior to any disbursement of MIP Cash; and it is further

          ORDERED, that the Debtor is directed to distribute the MIP Cash to be allocated amongst the Officers as follows: 30.01% to Alan Kessman, 23.33% to Ann Cahill, 23.33% to Howard Johnson and 23.33% to Karen Schmedlin; and it is further
          ORDERED, that the provision of post-petition payments pursuant to the Management Performance Plan as authorized herein shall be administrative expenses of the estates pursuant to Bankruptcy Code section 503(b) and shall not be subject to any right of offset, set off or other similar claim by the Liquidating Trust or the bankruptcy estate; and it is further
          ORDERED, that the Management Performance Plan complies with section 503(c) of the Bankruptcy Code in that, inter alia, the Management Performance Plan is justified by the facts and circumstances of these cases; and it is further
          ORDERED, that nothing herein shall prevents any Officer from filing, asserting and/or prosecuting any claim that he or she may possess against the Debtor and likewise, nothing shall prevent the Debtor or any successor in interest from objecting to any such claim; and it is further
          ORDERED, that the Debtor is directed to take any actions that are necessary or appropriate in the exercise of the Debtor’s business judgment to implement the Management Performance Plan; and it is further
          ORDERED, that this Order is effective immediately upon entry; and it is further
          ORDERED, that this Court shall retain jurisdiction over all matters arising from or related to the interpretation and implementation of this Order.

Dated: March ___, 2010
Wilmington, Delaware

THE HONORABLE CHRISTOPHER S. SONTCHI
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT 1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

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In re:	:	Chapter 11
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VION PHARMACEUTICALS, INC.,	:	Case No. 09-14429 (CSS)
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Debtor.[1]	:
:
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CERTIFICATION OF COMPLIANCE REGARDING
MANAGEMENT INCENTIVE PLAN
     In connection with the Management Incentive Plan,2 I,                     , hereby certify that the following is true and correct to the best of my knowledge:
1. That with respect to the Remaining Cash, all invoices received by the Debtor prior to or on March 17, 2010 have been paid and that to the extent that any such payments have not cleared, the Remaining Cash will be adjusted to compensate for payments in float.
2. That known or reasonably foreseeable final wind-down expenses, estimated to be approximately $50,000,3 which were incurred prior to or on March 31, 2010, but for which invoices have not yet been received or that could not be paid due the Debtor closing its accounts, are as follows:
     [Insert expenses comprising Final Wind-Down Expenses]
3. The Debtor’s cash position as of the date hereof is $                    .

[1]	The Debtor in this case, along with the last four digits of the federal tax identification number for the Debtor, is Vion Pharmaceuticals, Inc. (1221). The Debtor’s corporate offices are located at 4 Science Park, New Haven, Connecticut 06511.

[2]	Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Order Granting Debtor and Debtor-in-Possession’s Motion for Order Authorizing Payment of Chapter 11 Plan/Sale-Related Performance Pay to Senior Management Pursuant to Sections 105(a) and 363 of the Bankruptcy Code [Docket No. ___].

[3]	This $50,000 amount only relates to valid, anticipated wind-down expenses. The Debtor makes no representation that this amount is inclusive of the entire universe of potential administrative expense claims and priority claims that may be filed or prosecuted.

4. The Remaining Cash as of the date hereof is $                    .

Dated , 2010	By:

Title: